EXHIBIT 99.7

FORM OF BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledge(s) receipt of your letter, sent in your capacity as record holder or nominee, and the enclosed materials referred to therein relating to the rights offering (“Rights Offering”) by ERHC Energy Inc., (the “Company”) of subscription rights to purchase shares of the Company’s common stock, each subscription right entitling its holder to purchase one share of the Company’s common stock, common stock at a subscription price of $0.075 per full share.

This will instruct you whether to exercise subscription rights to purchase shares of the Company’s common stock distributed with respect to the shares of common stock held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Company’s prospectus supplement dated, December 27, 2012, to ( the “Prospectus Supplement”) and the related “Instructions as to Use of  ERHC Energy Inc. Shareholder Subscription Rights Agreement”:

☐            Box 1.   Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for shares of the Company’s common stock

☐            Box 2.   Please DO EXERCISE SUBSCRIPTION RIGHTS for shares of the Company’s common stock.

The number of subscription rights for which the undersigned gives instructions for exercise under the basic subscription privilege should not exceed the number of subscription rights that the undersigned is entitled to exercise.  No fractional rights or shares will be issued in the Rights Offering.  Fractional shares resulting from the exercise of the over-subscription privilege will be eliminated by rounding down to the nearest whole unit, with the total subscriptions payment being adjusted accordingly.

	No. of Rights		Per Full Share Subscription Price		Payment
Basic Subscription Privilege (1)		X	$ 0.075	$		(line 1)
Over Subscription Privilege (2)		X	$ 0.075	$		(line 2)
Total Payment Required:				$		(sum of lines 1 and 2)

(1)	Each Basic Subscription Privilege is exercisable to purchase one share of the Company’s common stock.

(2)
Stockholders must fully exercise their basic subscription privilege to exercise their over-subscription privilege.  If you fully exercise your basic subscription privilege, shares requested under your over-subscription privilege can be up to the maximum number of shares of common stock purchasable in the Rights Offering, less the number of shares purchased under the basic subscription privilege.  If sufficient shares of Common Stock are available, the Company will seek to honor your over-subscription request in full.  If, however, over-subscription requests exceed the number of shares of Common Stock available for sale in the Rights Offering, the Company will allocate the available shares of Common Stock pro rata among each shareholder exercising its over-subscription privilege as described in the Prospectus Supplement.  See the discussion under the heading “The Rights Offering – Subscription Privileges – Over-Subscription Privilege/Pro Rata Allocation” in the Prospectus Supplement.

☐            Box 3.   Payment in the following amount is enclosed $ _______________

☐            Box 4.   Please deduct payment of $________________ from the following account maintained by you as follows:

(the total of Box 3 and Box 4 must equal the total payment specified in the above chart)

Type of Account: __________________________     Account No. ____________________________

I (we) on my (our) own behalf, or on behalf of any person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	Irrevocably elect to purchase the number of shares of common stock indicated above upon the terms and conditions specified in the Prospectus Supplement;

•	agree that if I (we) fail to pay for the shares of common stock I (we) have elected to purchase, you may exercise any remedies available to you under law; and

•	understand that my (our) exercise of Subscription rights may not be withdrawn.

Name of Beneficial owner(s):

Signature of beneficial owner(s):

Dated:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including zip code):

Telephone Number:

Please Note:  If you do not check Box 1, please do the following:

•	Check Box 2 and fill out the table shown in Box 2.
•	Check Box 3 and/or Box 4 and fill out the information indicated under Box 3 and/or Box 4.
•	Sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS.  You may want to check this address with your broker.